UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2016

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On March 14, 2016, TECO Finance, Inc. (“TECO Finance”), a wholly-owned subsidiary of TECO Energy, Inc. (“TECO Energy”), entered into a one-year, $400 million Credit Agreement (the “Credit Agreement”) among TECO Finance as the Borrower, TECO Energy as the Guarantor, JPMorgan Chase Bank, N.A. as Administrative Agent, JPMorgan Chase Bank, N.A., The Bank of New York Mellon, MUFG Union Bank, N.A., and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Bookrunners, The Bank of New York Mellon, MUFG Union Bank, N.A., and Wells Fargo Securities, LLC as Syndication Agents, Morgan Stanley Senior Funding, Inc., Citibank, N.A., Suntrust Bank and Royal Bank of Canada as Documentation Agents, and the following lenders: JPMorgan Chase Bank, N.A., The Bank of New York Mellon, MUFG Union Bank, N.A., Wells Fargo Bank, National Association, Citibank, N.A., Morgan Stanley Bank, N.A., Royal Bank of Canada, SunTrust Bank, Fifth Third Bank, an Ohio Banking Corporation, and The Bank of Nova Scotia. The Credit Agreement (i) has a maturity date of March 14, 2017; (ii) contains customary representations and warranties, events of default, and financial and other covenants; and (iii) provides for interest to accrue at variable rates based on the London interbank deposit rate plus a margin, or, as an alternative to such interest rate, at an interest rate equal to a margin plus the higher of JPMorgan Chase Bank’s prime rate, the federal funds rate plus 50 basis points, or the one-month London interbank deposit rate plus 1.00%. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete text of the Credit Agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information in Item 1.01 with respect to the TECO Finance and TECO Energy $400 million Credit Agreement dated as of March 14, 2016 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

10.1	Credit Agreement dated as of March 14, 2016, among TECO Finance, Inc., as Borrower, TECO Energy, Inc. as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2016		TECO ENERGY, INC.
(Registrant)

	By:	\s\ S. W. Callahan
Sandra W. Callahan
Senior Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Credit Agreement dated as of March 14, 2016, among TECO Finance, Inc., as Borrower, TECO Energy, Inc. as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto.